EXHIBIT 99.1

KILROY
REALTY

CORPORATION

Third Quarter 2001 Supplemental Financial Report

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

FINANCIAL HIGHLIGHTS
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,					Nine Months Ended September 30,
	2001		2000		% Change	2001		2000		% Change
INCOME ITEMS:
Revenues	$51,446		$47,249		8.9%	$160,047		$136,355		17.4%
Net Operating Income	38,880		35,380		9.9%	123,284		104,428		18.1%
Net Income before Net Gains on Dispositions	7,061		9,297		(24.1%)	27,225		28,212		(3.5%)
Net Income	9,283		15,679		(40.8%)	30,806		38,060		(19.1%)
Funds From Operations	20,512		21,067		(2.6%)	70,625		61,899		14.1%
Funds Available for Distribution	16,753		16,420		2.0%	60,380		52,157		15.8%
Funds From Operations per share— diluted	$ 0.67		$ 0.69		(3.3%)	$ 2.31		$ 2.02		14.5%
Funds Available for Distribution per share—diluted	0.55		0.54		1.3%	1.98		1.71		15.9%
Dividend per share	$ 0.48		$ 0.45		6.7%	$ 1.44		$ 1.35		6.7%

RATIOS:
Interest Coverage Ratio (1)	3.2	x	3.4	x		3.5	x	3.6	x
Fixed Charge Coverage Ratio (2)	2.5	x	2.5	x		2.7	x	2.6	x
FFO Payout Ratio (3)	71.3%		64.5%		6.8%	61.9%		65.7%		(3.8%)
FAD Payout Ratio (4)	87.4%		82.8%		4.6%	72.4%		78.0%		(5.6%)

	Sept. 30, 2001	Dec. 31, 2000	% Change
ASSETS:
Investments in Real Estate before Depreciation	$1,581,637	$1,496,477	5.7%
Total Assets	1,460,722	1,457,169	0.2%

CAPITALIZATION:
Total Debt	$ 722,688	$ 723,688	(0.1%)
Total Preferred Stock (5)	155,000	155,000	(0.1%)
Total Market Equity Value (5)	760,651	848,162	(10.3%)
Total Market Capitalization (5)	1,638,339	1,726,850	(5.1%)
Total Debt/Total Market Capitalization	44.1%	41.9%	2.2%

(1)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(2)
Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization and current year paid and accrued preferred dividends.

(3)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds From Operations.
(4)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds Available for Distribution.
(5)	See “Capital Structure” on page 15.

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

CONSOLIDATED BALANCE SHEETS
(unaudited, $ in thousands)

	September 30, 2001	December 31, 2000
ASSETS:
Land and improvements	$ 274,569	$ 266,444
Buildings and improvements	1,136,946	1,054,995
Undeveloped land and construction in progress, net	170,122	162,633
Investment in unconsolidated real estate		12,405

Total investment in real estate	1,581,637	1,496,477
Accumulated depreciation and amortization	(232,029)	(205,332)

Investment in real estate, net	1,349,608	1,291,145

Cash and cash equivalents	10,718	17,600
Restricted cash	25,800	35,014
Tenant receivables, net	32,236	32,521
Note receivable from related party		33,274
Deferred financing and leasing costs, net	37,470	39,674
Prepaid expenses and other assets	4,890	7,941

TOTAL ASSETS	$1,460,722	$1,457,169

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$ 437,688	$ 432,688
Unsecured line of credit	185,000	191,000
Unsecured term facility	100,000	100,000
Accounts payable, accrued expenses and other liabilities	48,336	33,911
Accrued distributions	14,634	13,601
Rents received in advance and tenant security deposits	14,643	17,810

Total liabilities	800,301	789,010

Minority Interests:
8.075% Series A Cumulative Redeemable Preferred unitholders	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321
Common unitholders of the Operating Partnership	49,573	62,485
Minority interest in Development LLCs	14,164	11,748

Total minority interests	216,238	226,734

Stockholders’ Equity:
Common stock	274	265
Additional paid-in capital	478,986	460,390
Distributions in excess of earnings	(27,623)	(19,230)
Accumulated other comprehensive loss	(7,454)

Total stockholders’ equity	444,183	441,425

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,460,722	$1,457,169

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2001	2000	% Change	2001	2000	% Change
REVENUES:
Rental income	$44,992	$40,555	10.9%	$135,400	$117,627	15.1%
Tenant reimbursements	5,901	4,748	24.3%	17,591	14,036	25.3%
Interest income	170	1,706	(90.0%)	883	3,008	(70.6%)
Other income	383	240	59.6%	6,173	1,684	266.6%

Total revenues	51,446	47,249	8.9%	160,047	136,355	17.4%

EXPENSES:
Property expenses	7,911	6,217	27.2%	22,254	17,749	25.4%
Real estate taxes	4,106	3,523	16.5%	12,480	9,959	25.3%
General and administrative expenses	2,949	2,890	2.0%	9,337	8,077	15.6%
Ground leases	379	423	(10.4%)	1,146	1,211	(5.4%)
Interest expense	10,657	10,024	6.3%	32,060	27,800	15.3%
Depreciation and amortization	12,680	9,941	27.6%	38,634	28,909	33.6%

Total expenses	38,682	33,018	17.2%	115,911	93,705	23.7%

INCOME FROM OPERATIONS	12,764	14,231	(10.3%)	44,136	42,650	3.5%
Net gains on dispositions of operating properties	2,468	7,288	(66.1%)	4,007	11,256	(64.4%)

INCOME BEFORE MINORITY INTERESTS AND CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	15,232	21,519	(29.2%)	48,143	53,906	(10.7%)

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)	0.0%	(10,125)	(10,125)	0.0%
Minority interest in earnings of Operating Partnership	(1,027)	(2,227)	(53.9%)	(3,668)	(5,442)	(32.6%)
Minority interest in earnings of Development LLCs	(1,547)	(238)	550.0%	(2,152)	(279)	671.3%

Total minority interests	(5,949)	(5,840)	1.9%	(15,945)	(15,846)	0.6%

NET INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	9,283	15,679	(40.8%)	32,198	38,060	(15.4%)
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE				(1,392)		(100.0%)

NET INCOME	$ 9,283	$15,679	(40.8%)	$ 30,806	$ 38,060	(19.1%)

Weighted average shares outstanding— basic	27,359	26,455		27,080	26,647
Weighted average shares outstanding— diluted	27,587	26,697		27,315	26,758
NET INCOME PER COMMON SHARE:
Income per common share—basic	$ 0.34	$ 0.59	(42.4%)	$ 1.14	$ 1.43	(20.3%)

Income per common share—diluted	$ 0.34	$ 0.59	(42.4%)	$ 1.13	$ 1.42	(20.4%)

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

FUNDS FROM OPERATIONS AND FUNDS AVAILABLE FOR DISTRIBUTION
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2001	2000	% Change	2001	2000	% Change
FUNDS FROM OPERATIONS:
Net income	$ 9,283	$15,679	(40.8%)	$30,806	$38,060	(19.1%)
Adjustments:
Minority interest in earnings of Operating Partnership	1,027	2,227	(53.9%)	3,668	5,442	(32.6%)
Depreciation and amortization	12,123	9,941	21.9%	37,123	28,909	28.4%
Net gains on dispositions of operating properties	(2,468)	(7,288)	(66.1%)	(4,007)	(11,256)	(64.4%)
Cumulative effect of change in accounting principle				1,392		100.0%
Non-cash amortization of restricted stock grants	547	508	7.7%	1,643	744	120.8%

Funds From Operations	$20,512	$21,067	(2.6%)	$70,625	$61,899	14.1%

Weighted average common shares/ units outstanding—basic	30,421	30,203		30,303	30,457
Weighted average common shares/ units outstanding—diluted	30,648	30,444		30,538	30,568
Funds From Operations per common share/unit—basic	$ 0.67	$ 0.70	(3.3%)	$ 2.33	$ 2.03	14.7%

Funds From Operations per common share/unit—diluted	$ 0.67	$ 0.69	(3.3%)	$ 2.31	$ 2.02	14.5%

FUNDS AVAILABLE FOR DISTRIBUTION:
Funds From Operations	$20,512	$21,067	(2.6%)	$70,625	$61,899	14.1%
Adjustments:
Amortization of deferred financing costs	408	426	(4.2%)	1,188	1,119	6.2%
Tenant improvements, leasing commissions and recurring capital expenditures	(2,240)	(2,462)	(9.0%)	(6,919)	(5,193)	33.2%
Net effect of straight-line rents	(1,927)	(2,611)	(26.2%)	(4,514)	(5,668)	(20.4%)

Funds Available for Distribution	$16,753	$16,420	2.0%	$60,380	$52,157	15.8%

Funds Available for Distribution per common share/unit—basic	$ 0.55	$ 0.54	1.3%	$ 1.99	$ 1.71	16.4%

Funds Available for Distribution per common share/unit—diluted	$ 0.55	$ 0.54	1.3%	$ 1.98	$ 1.71	15.9%

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

NET OPERATING INCOME BREAKDOWN

As of September 30, 2001(1)
% OF TOTAL NOI BY PRODUCT TYPE:
Office:
Los Angeles	40.1%
Orange County	3.9%
San Diego	27.4%
Other	5.7%

Subtotal	77.1%

Industrial:
Los Angeles	3.2%
Orange County	18.5%
Other	1.2%

Subtotal	22.9%

% OF TOTAL NOI BY REGION:
Los Angeles	43.3%
Orange County	22.4%
San Diego	27.4%
Other	6.9%

Total	100.0%

(1)	Based on Net Operating Income for the nine months ended September 30, 2001.

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

SAME STORE ANALYSIS (1)
($ in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2001	2000	$ Change	% Change	2001	2000	$ Change	% Change
TOTAL SAME STORE PORTFOLIO
Operating Revenues:
Rental income	$34,798	$34,065	$733	2.2%	$106,816	$103,808	$3,008	2.9%
Tenant reimbursements	4,618	4,343	275	6.3%	14,529	12,769	1,760	13.8%
Other income	44	156	(112)	(71.8%)	461	1,591	(1,130)	(71.0%)

Total operating revenues	$39,460	$38,564	$896	2.3%	$121,806	$118,168	$3,638	3.1%

Operating Expenses:
Property expenses	$ 5,525	$ 5,023	$502	10.0%	$ 16,667	$ 15,574	$1,093	7.0%
Real estate taxes	3,175	2,859	316	11.1%	9,787	8,577	1,210	14.1%
Ground leases	329	362	(33)	(9.1%)	986	1,132	(146)	(12.9%)

Total operating expenses	$ 9,029	$ 8,244	$785	9.5%	$ 27,440	$ 25,283	$2,157	8.5%

Net Operating Income	$30,431	$30,320	$111	0.4%	$ 94,366	$ 92,885	$1,481	1.6%

(1)	Same store defined as all stabilized properties owned at January 1, 2000 and still owned at September 30, 2001.

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

STABILIZED PORTFOLIO AND RENOVATION PROJECT OCCUPANCY OVERVIEW

		Square Feet			Occupancy at:
	# of Buildings	Total	Leased	Available	9/30/01	6/30/01	12/31/00
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	31	3,172,793	2,776,633	396,160	87.5%	89.8%	97.3%
Orange County	12	546,850	507,982	38,868	92.9%	81.0%	73.6%
San Diego	37	2,700,483	2,661,483	39,000	98.6%	100.0%	100.0%
Other	6	709,575	698,515	11,060	98.4%	98.2%	98.2%

Subtotal	86	7,129,701	6,644,613	485,088	93.2%	93.7%	96.2%

Industrial:
Los Angeles	7	554,490	539,606	14,884	97.3%	99.4%	99.8%
Orange County	62	4,393,537	4,253,978	139,559	96.8%	95.6%	97.1%
Other	2	295,417	295,417	—	100.0%	100.0%	100.0%

Subtotal	71	5,243,444	5,089,001	154,443	97.1%	96.5%	97.8%

OCCUPANCY BY REGION:
Los Angeles	38	3,727,283	3,316,239	411,044	89.0%	91.2%	97.7%
Orange County	74	4,940,387	4,761,960	178,427	96.4%	93.8%	94.2%
San Diego	37	2,700,483	2,661,483	39,000	98.6%	100.0%	100.0%
Other	8	1,004,992	993,932	11,060	98.9%	99.0%	99.1%

TOTAL STABILIZED PORTFOLIO	157	12,373,145	11,733,614	639,531	94.8%	94.9%	97.0%

RENOVATION PROJECT:
Office:
Orange County	1	78,016	—	78,016

TOTAL PORTFOLIO	158	12,451,161	11,733,614	717,547

AVERAGE OCCUPANCY—STABILIZED PORTFOLIO				AVERAGE OCCUPANCY—SAME STORE PORTFOLIO
	Office	Industrial	Total		2001	2000	% Change
Quarter-to-Date	93.4%	96.8%	94.9%	Quarter-to-Date	95.6%	96.6%	(1.0%)
Year-to-Date	94.7%	97.4%	95.9%	Year-to-Date	95.9%	97.1%	(1.2%)

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

LEASING ACTIVITY

Quarter-to-Date

	# of Leases(1)		Square Feet(1)		2nd Generation
					TI/LC Per	Maintenance Capex Per	Changes in	Changes in Cash	Retention	Weighted Average Lease
	New	Renewal	New	Renewal	Sq. Ft.	Sq. Ft.(2)	Rents(3)	Rents(4)	Rates(5)	Term (Mo.)
Office	9	12	26,371	59,719	$8.65	$0.07	31.0%	9.2%	69.6%	59
Industrial	10	15	105,516	92,637	$2.09	$0.04	28.8%	10.2%	74.8%	33

Total	19	27	131,887	152,356	$3.89	$0.06	30.3%	9.6%	72.7%	41

Year-to-Date

	# of Leases(1)		Square Feet(1)		2nd Generation
					TI/LC Per	Maintenance Capex Per	Changes in	Changes in Cash	Retention	Weighted Average Lease
	New	Renewal	New	Renewal	Sq. Ft	Sq. Ft.(2)	Rents(3)	Rents(4)	Rates(5)	Term (Mo.)
Office	25	34	141,757	465,981	$7.50	$0.14	22.2%	13.1%	64.1%	68
Industrial	28	37	158,198	511,073	$2.34	$0.06	36.9%	16.0%	76.7%	55

Total	53	71	299,955	977,054	$4.73	$0.10	26.6%	14.0%	70.1%	61

(1)	Includes first and second generation space, net of month-to-month leases. Excludes leasing on new construction. First generation space is defined as the space first leased by the Company.
(2)	Calculated over entire stabilized portfolio.
(3)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

LEASE EXPIRATION SCHEDULE
($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1),(2)		% of Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.
OFFICE:
Remaining 2001	12	163,255		2.5%	$ 2,404	$14.73
2002	67	505,993		7.7%	9,113	18.01
2003	59	707,879		10.8%	10,834	15.30
2004	53	787,303		12.0%	17,608	22.36
2005	54	921,986		14.0%	16,259	17.63
2006	38	589,205		9.0%	14,042	23.83
2007	15	594,618		9.1%	11,340	19.07
2008	9	443,052		6.7%	9,840	22.21
2009	9	682,104		10.4%	16,155	23.68
2010 and beyond	21	1,169,142		17.8%	35,454	30.32

Subtotal	337	6,564,537		100.0%	$143,049	$21.79

INDUSTRIAL:
Remaining 2001	7	99,794		2.0%	$ 640	$ 6.41
2002	31	354,760		7.2%	3,006	8.47
2003	29	691,508		14.0%	4,408	6.37
2004	23	542,819		11.0%	4,161	7.67
2005	15	755,742		15.2%	5,748	7.61
2006	9	567,750		11.5%	4,432	7.81
2007	2	87,013		1.7%	791	9.09
2008	4	736,764		14.9%	5,729	7.78
2009	7	505,976		10.2%	3,654	7.22
2010 and beyond	6	611,165		12.3%	6,860	11.22

Subtotal	133	4,953,291		100.0%	$ 39,429	$ 7.96

TOTAL PORTFOLIO:
Remaining 2001	19	263,049		2.3%	$ 3,044	$11.57
2002	98	860,753		7.5%	12,119	14.08
2003	88	1,399,387		12.2%	15,242	10.89
2004	76	1,330,122		11.5%	21,769	16.37
2005	69	1,677,728		14.6%	22,007	13.12
2006	47	1,156,955		10.0%	18,474	15.97
2007	17	681,631		5.9%	12,131	17.80
2008	13	1,179,816		10.2%	15,569	13.20
2009	16	1,188,080		10.3%	19,809	16.67
2010 and beyond	27	1,780,307		15.5%	42,314	23.77

Total	470	11,517,828	(1),(2)	100.0%	$182,478	$15.84

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2001.
(2)	Excludes expirations at 184-220 Technology Drive which the Company sold in October 2001.

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

LEASING ACTIVITY FOR 2001 AND 2002 LEASE EXPIRATIONS

	Total Square Feet(1), (2)	Square Feet Renewed/Re-leased	Remaining Square Feet	% of Total Renewed/Re-leased
2001
Expirations through 9/30/01	1,376,999	1,157,561	219,438	84.1%
4th Qtr 2001 Expirations	263,049	212,541	50,508	80.8%

Total 2001 Expirations	1,640,048	1,370,102	269,946	83.5%

2002	860,753	135,805	724,948	15.8%

(1)	Excludes space leased under month-to-month leases at September 30, 2001.
(2)	Excludes expirations at 184-220 Technology Drive which the Company sold in October 2001.

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

2001 DISPOSITIONS
($ in thousands)

Project	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
6828 Nancy Ridge Drive	San Diego, CA	Industrial	February	39,669	$ 3,300

2nd QUARTER:
199 & 201 N. Sunrise Avenue	Roseville, CA	Industrial	April	162,203	$15,400

3rd QUARTER:
4880 Santa Rosa Road	Camarillo, CA	Office	August	41,131	$ 6,580
1900 Aerojet Way	Las Vegas, NV	Industrial	August	106,717	5,067
795 Trademark Drive	Reno, NV	Industrial	September	75,257	7,296
41093 County Center Drive	Temecula, CA	Industrial	September	77,582	5,395
1840 Aerojet Way	Las Vegas, NV	Industrial	September	102,948	5,100

Subtotal				403,635	$29,438

TOTAL YEAR-TO-DATE DISPOSITIONS				605,507	$48,138

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

STABILIZED DEVELOPMENT
($ in thousands)

Project	Location	Type	Start Date	Completion Date	Rentable Square Feet	Total Est. Investment	Occupancy
1st QUARTER:
None
2nd QUARTER:
Pacific Technology Center	San Diego, CA	Office	1Q 2000	2Q 2001	67,995	$12,133	100%
Sorrento Rim Business Park II	San Diego, CA	Office	2Q 2000	2Q 2001	102,875	25,376	100%

Subtotal					170,870	$37,509

3rd QUARTER:
Calabasas Park Centre— Phase III	Calabasas, CA	Office	3Q 2000	1Q 2001	11,789	$ 2,715	100%

TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT					182,659	$40,224	100%

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS
($ in thousands)

			Estimated Construction Period
Project	Location	Type	Start Date	Compl. Date	Est. Stabilization Date(2)	Rentable Square Feet	Total Estimated Investment	% Committed(3)
PROJECTS IN LEASE-UP:
Calabasas Park Centre— Phase II	Calabasas, CA	Office	2Q 2000	1Q 2001	1Q 2002	98,706	$ 21,540	66%
Innovation Corporate Center—Lot 8	San Diego, CA	Office	2Q 2000	2Q 2001	2Q 2002	46,759	9,362	65%
Innovation Corporate Center—Lot 12	San Diego, CA	Office	2Q 2000	2Q 2001	2Q 2002	70,617	12,239	0%
Peregrine Systems Corporate Ctr—Bld 3 (1),(4)	Del Mar, CA	Office	2Q 2000	2Q 2001	4Q 2001	129,752	27,453	100%

Subtotal						345,834	$ 70,594	65%

PROJECTS UNDER CONSTRUCTION:
Brobeck, Phleger & Harrison Expansion	Del Mar, CA	Office	3Q 2001	3Q 2002	3Q 2002	89,168	$ 22,731	100%
Imperial & Sepulveda	El Segundo, CA	Office	1Q 2001	4Q 2001	4Q 2002	133,678	38,422	0%
Pacific Corporate Center— Lots 25 & 27	San Diego, CA	Office	2Q 2001	1Q 2002	1Q 2003	68,400	14,241	0%
Peregrine Systems Corporate Ctr—Bld 4 (1)	Del Mar, CA	Office	3Q 2001	4Q 2002	2Q 2003	114,780	26,399	100%
Sorrento Gateway— Lot 4 (1)	San Diego, CA	Office	2Q 2001	1Q 2002	1Q 2002	60,662	15,833	100%
Westside Media Center— Phase III	West LA, CA	Office	4Q 2000	1Q 2002	1Q 2003	151,000	54,809	0%

Subtotal						617,688	$172,436	43%

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION						963,522	$243,030	51%

COMMITTED DEVELOPMENT:
None
TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS:						963,522	$243,030	51%

(1)
Project is being developed by a Development LLC in which the Company holds a 50% managing interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.

(2)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(3)	Includes executed leases and signed letters of intent, calculated on a square footage basis.
(4)
This project is 100% leased to one tenant. The tenant occupied 91% of the project at September 30, 2001 under a staged move-in plan. It is expected that the tenant will take occupancy of the remaining space during the fourth quarter of 2001.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions the forward-looking events contained in this supplemental information might not occur.

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

FUTURE DEVELOPMENT PIPELINE
($ in thousands)

Project	Location	Type	Rentable Square Feet	Total Estimated Investment
SAN DIEGO COUNTY:
Innovation Corporate Center—Lot 2	San Diego, CA	Office	51,187	$ 10,156
Innovation Corporate Center—Lot 4	San Diego, CA	Office	75,000	13,835
Innovation Corporate Center—Lot 9	San Diego, CA	Office	65,867	12,544
Innovation Corporate Center—Lot 10	San Diego, CA	Office	37,405	7,987
Pacific Corporate Center—Lots 3, 4 & 6	San Diego, CA	Office	225,000	48,036
Pacific Corporate Center—Lot 8	San Diego, CA	Office	95,000	19,547
San Diego Corporate Center—Lot 7	Del Mar, CA	Office	207,842	64,053
Santa Fe Summit—Phase I	San Diego, CA	Office	150,000	33,089
Santa Fe Summit—Phase II	San Diego, CA	Office	150,000	35,045
Sorrento Gateway—Lot 1	San Diego, CA	Office	55,933	10,869
Sorrento Gateway—Lot 2(1)	San Diego, CA	Office	70,000	14,176
Sorrento Gateway—Lot 3(1)	San Diego, CA	Office	56,800	11,527
Sorrento Gateway—Lot 7(1)	San Diego, CA	Office	57,000	11,986

Subtotal			1,297,034	$292,850

TOTAL FUTURE DEVELOPMENT PIPELINE			1,297,034	$292,850

(1)
Project is being developed by a Development LLC in which the Company holds a 50% interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

CAPITAL STRUCTURE
At September 30, 2001
($ in thousands)

	Shares/Units at Sept. 30, 2001	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$ 437,688	26.7%
Unsecured Line of Credit		185,000	11.3%
Unsecured Term Facility		100,000	6.1%

Total Debt		$ 722,688	44.1%

EQUITY:
8.075% Series A Cumulative Redeemable Preferred Units (1)	1,500,000	$ 75,000	4.6%
9.375% Series C Cumulative Redeemable Preferred Units (1)	700,000	35,000	2.1%
9.250% Series D Cumulative Redeemable Preferred Units (1)	900,000	45,000	2.7%
Common Units Outstanding (2)	3,060,954	76,371	4.7%
Common Shares Outstanding (2)	27,426,071	684,280	41.8%

Total Equity		$ 915,651	55.9%

TOTAL MARKET CAPITALIZATION		$1,638,339	100.0%

(1)	Value based on $50.00 per share liquidation preference.
(2)	Valued based on closing share price of $24.95 at September 30, 2001.

KILROY REALTY CORPORATION
Third Quarter 2001 Supplemental Financial Report

DEBT ANALYSIS
At September 30, 2001
($  in thousands)

SECURED DEBT AND UNSECURED TERM FACILITY PRINCIPAL REPAYMENT SCHEDULE

2001	2002	2003	2004	2005	Thereafter	Total
$10,669	$6,148	$173,925	$127,719	$16,965	$202,262	$537,688

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	60.6%	6.7%	5.0
Unsecured Debt	39.4%	7.5%	1.8
Floating vs. Fixed Rate Debt:
Fixed Rate Debt (1),(2),(4)	77.1%	7.5%	4.3
Floating Rate Debt (3)	22.9%	5.4%	1.8

Total Debt		7.0%	3.7

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$400,000	$185,000	November 2002

CAPITALIZED INTEREST

Quarter-to-Date	Year-to-Date
$3.1 million	$9.8 million

(1)	The Company currently has an interest-rate swap agreement to fix LIBOR on $150 million of its floating rate debt at 6.95% which expires in February 2002.
(2)	The Company currently has an interest-rate swap agreement to fix LIBOR on $150 million of its floating rate debt at 5.48% which expires in November 2002.
(3)
The Company, through one of its Development LLCs, currently has an interest-rate cap agreement to cap LIBOR on its floating rate construction debt at 8.5% which expires in April 2002. At September 30, 2001, the notional amount of the cap agreement was approximately $57.0 million.

(4)
The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company’s interest-rate cap agreement. Including the effects of the interest-rate cap agreement, the Company had fixed or capped approximately 84.8% of its total outstanding debt at September 30, 2001.